SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1

TO
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 31, 2003

PAREXEL INTERNATIONAL CORPORATION

(Exact name of registrant as specified in its charter)

Massachusetts	000-27058	04-2776269

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

195 West Street, Waltham, Massachusetts 02451

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (781) 487-9900

Not Applicable

(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits
SIGNATURES
Ex-4.1 Rights Agreement dated March 27, 2003

EXPLANATORY NOTE

     On March 27, 2002, PAREXEL International Corporation (the “Corporation”) filed a Current Report on Form 8-K (the “Current Report”) reporting the Corporation’s adoption of a shareholder rights plan and related matters. The Current Report included as Exhibit 4.1 the Rights Agreement (the “Rights Agreement”) dated March 27, 2003 between the Corporation and Equiserve Trust Company, N.A., as Rights Agent. Because the Rights Agreement contained formatting errors, the Corporation is filing this Amendment No. 1 to file a reformatted copy of the Rights Agreement.

Item 7. Financial Statements and Exhibits

(c)	Exhibits

Exhibit 4.1	Rights Agreement dated March 27, 2003 between the Corporation and Equiserve Trust Company, N.A., as Rights Agent, which includes as Exhibit A the Form of Certificate of Vote of Series A Junior Participating Preferred Stock, as Exhibit B the Form of Rights Certificate and as Exhibit C the Summary of Rights to Purchase Common Stock.

2

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 28, 2003

PAREXEL INTERNATIONAL CORPORATION

By:	/s/ Josef H. von Rickenbach

Name:	Josef H. von Rickenbach

Title:	Chairman of the Board of Directors